Phoenix Low Duration Core Plus Bond Fund,

a series of Phoenix Institutional Mutual Funds

Supplement dated June 16, 2008, to the Prospectus

and Statement of Additional Information dated May 1, 2008

IMPORTANT NOTICE TO INVESTORS

On June 4, 2008, the Board of Trustees of the Phoenix Institutional Mutual Funds voted to liquidate the Phoenix Low Duration Core Plus Bond Fund. Based on the recommendation of management, the Trustees determined that liquidation is in the best interest of the shareholders and voted to direct the mandatory redemption of all shares of the Fund. Effective immediately, the Phoenix Low Duration Core Plus Bond Fund is closed to new investors and additional investor deposits.

On or about July 31, 2008, the Fund will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Phoenix Low Duration Core Plus Bond Fund for shares of the same class of any other Phoenix Fund. Phoenix Funds include those mutual funds advised or subadvised by the Adviser or its advisory affiliates and distributed by the Distributor, provided such other mutual funds extend reciprocal privileges to shareholders of the Phoenix Funds. Shareholders may also redeem their shares at any time prior to the Fund’s liquidation on July 31, 2008. There will be no fee or sales charges associated with exchange requests.

Investors should retain this supplement with the Prospectus and

Statement of Additional Information for future reference.

PXP 3090/Close LDCPBF (6/08)